UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

                                ITEX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

[LOGO] ITEX Corporation

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       to be held Monday, January 10, 2005

                                   ----------

      We will hold the annual meeting of stockholders of ITEX Corporation, a Nevada corporation (the "Company"), at our corporate offices located at 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006, on Monday, January 10, 2005, beginning at 10:00 a.m. local time, for the following purposes:

      1. To elect three (3) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

      Stockholders of record at the close of business on November 15, 2004, are entitled to notice of and to vote at the meeting or any postponement or adjournment.

                              By Order of the Board of Directors

             John Wade,
             Secretary
             Bellevue, Washington
             November 15, 2004

                             YOUR VOTE IS IMPORTANT

      Whether or not you plan to attend the annual meeting in person, it is important that your shares be voted to ensure your representation and the presence of a quorum at the annual meeting. Most beneficial stockholders who own shares through a bank or broker may vote by telephone or the Internet as well as by mail. Registered stockholders who own their shares in their own name must vote by mail. If you vote by mail, please complete, sign, date, and return the accompanying proxy card in the enclosed envelope. No postage is required if it is mailed in the United States. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. Your proxy may be revoked at any time prior to the annual meeting in accordance with the procedures set forth in the Proxy Statement.

[LOGO] ITEX Corporation

To Our Stockholders:

      You are cordially invited to attend our Company's annual meeting of stockholders which will be held at the offices of the Company located at 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006, on Monday, January 10, 2005, beginning at 10:00 a.m. local time.

      The election of directors is the only item of business which will be acted upon at this year's annual meeting. The proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management. Enclosed with this proxy statement is our fiscal 2004 annual report.

      You will notice in reading the proxy statement that Alan Zimmelman, a director of the Company since February 2003, is not standing for re-election. We want to express our thanks to Alan for his valuable contributions to ITEX during this period of transition. He will continue to be available to the Company for consulting services as needed.

      Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the annual meeting. Many broker-managed stockholders can vote their shares by using a toll-free telephone number or the Internet. Instructions for using these convenient services are provided on the proxy card. Alternatively, you may still vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the envelope provided. Registered stockholders must vote by mail only. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations.

      During the annual meeting, management will report on operations and other matters affecting ITEX and will respond to stockholders' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.

      I look forward to seeing you at the meeting.

Sincerely,

Steven White
Chairman of the Board
Chief Executive Officer

November 15, 2004

                                 PROXY STATEMENT

                                   ----------

                                TABLE OF CONTENTS

                                                                            Page

Information About the Meeting and Voting ...................................  1

Information About our Board ................................................  5

    Election of Directors (Proposal 1 on Proxy Card) .......................  5

    The Board's Committees .................................................  6

    Compensation of Directors ..............................................  9

Security Ownership of Certain Beneficial Owners and Management .............  9

Executive Compensation ..................................................... 10

Certain Relationships and Related Transactions ............................. 12

Section 16(a) Beneficial Ownership Reporting Compliance .................... 12

Auditor Fees ............................................................... 13

Other Matters to Come Before the Annual Meeting ............................ 14

Report of Audit Committee .................................................. 14

                    INFORMATION ABOUT THE MEETING AND VOTING

When were proxy materials mailed?

      This proxy statement and proxy card were first mailed on or about November 16, 2004, to owners of voting shares of ITEX Corporation in connection with the solicitation of proxies by the ITEX Board of Directors (the Board) for the fiscal year 2004 Annual Meeting of Stockholders in Bellevue, Washington. Proxies are solicited to give all stockholders of record at the close of business on November 15, 2004, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because stockholders live in various U.S. states and abroad and most will not be able to attend.

What am I voting on?

      The Board is soliciting your vote for:

      o     the election of three (3) directors

      o action on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Who is entitled to vote?

      Stockholders of record at the close of business on the record date, November 15, 2004 (the "Record Date"), are entitled to vote on matters that come before the meeting. Shares can be voted only if the stockholder is present in person or is represented by proxy.

How many votes do I have?

      Each share of ITEX common stock that you own as of the Record Date entitles you to one vote. On November 15, 2004, there were 18,582,565 outstanding shares of ITEX common stock.

How do I vote?

      All stockholders may vote by mail. For registered stockholders (who own shares in their own name) voting by mail is the only means available to you. To vote by mail, please sign, date, and mail your proxy card in the envelope provided.

      Most beneficial stockholders who own shares through a bank or broker may also vote by telephone or the Internet. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly. If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

      If you attend the annual meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your bank, broker, or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on November 15, 2004, the Record Date for voting.

What if I return my proxy but do not mark it to show how I am voting?

      If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

What if other items come up at the annual meeting and I am not there to vote?

      When you return a signed and dated proxy card or provide your voting instructions by telephone or the Internet, you give the proxy holders (the members of which are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting. This discretionary authority is limited by Securities and Exchange Commission ("SEC") rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if for any unforeseen reason any of our nominees is not available to serve as a director.

Can I change my vote?

      You can change your vote by revoking your proxy at any time before it is exercised in one of four ways:

      o notify the ITEX Corporate Secretary in writing before the annual meeting that you are revoking your proxy;

      o     submit another proxy with a later date;

      o     vote again by telephone or the Internet; or

      o     vote in person at the annual meeting.

      Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically request this.

What does it mean if I get more than one proxy card?

      Your shares are likely registered differently or are in more than one account. You should vote each of your accounts by telephone, the Internet, or mail. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your stockholder accounts in the future, you should contact our transfer agent, OTR Inc., Attn. Debra Adams, located at 1000 SW Broadway, Ste. 920, Portland, Oregon 97205, phone 1-503-225-0375, fax 1-503-273-9168, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares. Combining accounts reduces excess printing and mailing costs, resulting in savings for the Company which benefits you as a stockholder.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one set of proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as householding, is used to reduce our printing and postage costs. If a stockholder of record residing at such an address wishes to receive a separate set of proxy materials in the future, he or she may contact our transfer agent at 1-503-225-0375, fax 1-503-273-9168, or write to OTR Inc., Attn. Debra Adams, located at 1000 SW Broadway, Ste. 920, Portland,

Oregon 97205. If you are a stockholder of record who receives multiple copies of our proxy materials, you can request householding by contacting us in the same manner. If you own shares through a bank, broker, or other nominee, you can request householding by contacting the nominee.

What constitutes a quorum?

      The presence of the owners of 51 percent of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or the Internet, or if you vote at the annual meeting.

      Abstentions and broker "non-votes" are counted as present and entitled to vote for determining a quorum. A broker "non-vote" occurs when a bank or broker holding shares for a beneficial stockholder does not vote on a particular proposal because the bank or broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial stockholder.

What is required to approve each proposal?

      If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

      Election of Directors: The three nominees who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

      Other Matters: Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

What are the Board's recommendations on the proposals?

      The Board recommends a vote FOR Proposal 1.

How do I access proxy materials on the Internet?

      Stockholders can access ITEX's Notice of Annual Meeting and Proxy Statement and Annual Report on the Internet on the ITEX Investor Relations Website at www.itex.com/corporate. For future stockholder meetings, registered stockholders can further save the Company expense by consenting to access their proxy statement and annual report electronically. You can choose this option by marking the "Electronic Access" box on your proxy card. If you choose this option, prior to each stockholder meeting you will receive in the mail only your proxy card along with a notice of the meeting and instructions for voting. You may select Electronic Access for each account held in your name. Your choice will remain in effect unless you revoke it by contacting our transfer agent, OTR, Inc., at 1-503-225-0375, or, if you own shares through a bank, broker, or other nominee, by contacting the nominee.

How can I attend the annual meeting?

      You are invited to attend the annual meeting only if you were an ITEX stockholder or joint holder as of the close of business on November 15, 2004 or if you hold a valid proxy for the annual meeting. In addition, if you are a registered stockholder (owning shares in your own name), your name will be verified against the list of registered stockholders on the Record Date prior to your being admitted to the annual meeting. If you are not a registered stockholder but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 10:00 a.m. local time. Check-in will begin at 9:30 a.m. local time.

How will we solicit proxies and who will bear the cost?

      We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur. We have not retained a proxy solicitor in conjunction with the annual meeting. The Company may conduct further solicitation personally, telephonically or by electronic communication through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Where can I find voting results of the annual meeting?

      We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the second quarter of fiscal 2005.

What is the deadline for submitting proposals for next year's annual meeting or to nominate individuals to serve as directors?

      You may submit proposals, including director nominations, for consideration at future stockholder meetings.

      Stockholder Proposals: For a stockholder proposal to be considered for inclusion in ITEX's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of ITEX at our principal executive offices no later than July 31, 2005. Stockholder proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

      Nomination of Director Candidates: You may propose director candidates for consideration by the Board's Nominating Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary of ITEX at the address of our principal executive offices set forth above within the time period described above under "Stockholder Proposals."

How may I communicate with ITEX's Board or the non-management directors on ITEX's Board?

      You may send an email to ITEX's Board at board@itex.com. All directors have access to this email address. Communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above.

                           INFORMATION ABOUT OUR BOARD

                ELECTION OF DIRECTORS (Proposal 1 on Proxy Card)

      The persons named as ITEX proxy holders intend to vote for the election of the three nominees listed on the following pages. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. Stockholders are not entitled to cumulate votes in the election of directors.

      If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating Committee or, if none, the size of the Board will be reduced. The Nominating Committee knows of no reason why any of the nominees will be unavailable or unable to serve.

      Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Each of the three nominees for director is currently a director of the Company. The names of persons who are nominees for director, their ages as of the Record Date, and their positions and offices with the Company are set forth in the table below.

           Name                        Age             Position
           ----                        ---             --------

    Employee Directors:
--------------------------------------------------------------------------------
    Steven White                       46         Chairman
                                                  CEO and Interim CFO
--------------------------------------------------------------------------------

    Non-Employee Directors:
--------------------------------------------------------------------------------
    Eric Best                          35         Director
--------------------------------------------------------------------------------
    John A. Wade                       42         Director, Secretary, Treasurer
--------------------------------------------------------------------------------

      Following is a discussion of the business background of each director and executive officer. Steven White is a full-time employee of the Company. The other directors devote only such time as may be necessary to our business and affairs. There are no family relationships among any of the directors or executive officers of the Company.

      Directors

      Steven White has been a director of the Company and served as its Chairman since February 2003. Mr. White has served as CEO and Interim CFO of the Company since June 2003. Mr. White is also President of Lakemont Capital, Ltd., a business advisory firm. From 1996 to 2000, he was CEO and President of Ubarter.com, a public company. Ubarter.com was an on-line payment processor for non-cash transactions, originally founded by Mr. White in 1983 as Cascade Trade Association. In June 2000, Mr. White directed the sale of Ubarter.com to Network Commerce, an Internet-based technology infrastructure and services company. From June 2000 to June 2001, Mr. White was a Senior Vice President of Network Commerce.

      Eric Best has been a director of the Company since February 2003. He is the founder of MindCorps, an e-commerce systems integrator acquired by Amazon.com in 1999, and Emercis, an e-commerce tools provider acquired by Impressa in 2000. At Amazon.com, Mr. Best helped establish the company's third-party seller programs and early partnerships with leading retailers. He is currently founder and CEO of Mercent, a software venture that enables customers such as GUESS?, Liz Claiborne, and Crabtree & Evelyn to sell through leading online merchandising channels. Mr. Best is also founder and Chairman of Seattle-based Morse Best Innovation, a technical marketing agency serving clients such as Microsoft, Lexmark, and WRQ. He is a graduate of Seattle Pacific University and a member of the SPU Entrepreneurial Studies Council and Society of Fellows. Mr. Best served as a director of Ubarter.com from 1999 to 2000.

      John A. Wade has been a director of the Company since February 2003. He has served since May 1998 as Chief Financial Officer of Aptimus, Inc., a leader in online direct marketing located in Seattle, WA. Prior to joining Aptimus, Mr. Wade served as the CFO and COO for Buzz Oates Enterprises, a real estate development company. He also has worked as the controller for A&A Properties, Inc., an asset management corporation and for Labels West, a manufacturing company; as well as an auditor and taxation specialist at McGladrey and Pullen, an international accounting firm. Mr. Wade has a Bachelor of Science degree in business administration with a concentration in accounting from the San Diego State University School of Business and has been a CPA since 1987. Mr. Wade served as a director of Ubarter.com from 1999 to 2000.

      Alan Zimmelman, 60, has been a director of the Company since February 2003. He has served as employee of ITEX since June 2003. Prior to serving as a director of the Company, he was primarily engaged since September 1999 as a private investor. From November 1987 until August 1996, he was President of BXI West Los Angeles, a private company involved in the barter business. He has over twenty-five years experience in sales and management, including over 15 years affiliated with companies involved in the barter business, twelve years affiliated with companies in the hotel industry and five years affiliated with companies in hospital administration. He served as Vice President of Operations for Ubarter.com from 1996 through 2000 and as a director from 1997 to 1999. Mr. Zimmelman is not standing for re-election at the annual meeting.

      Executive Officers

      Steven White has served as Chief Executive Officer and Interim Chief Financial Officer of the Company since June 2003. See background information above for Mr. White under the heading "Directors."

      Information Regarding the Board and its Committees

      The Board of Directors represents the interests of our stockholders as a whole and is responsible for directing the management of the business and affairs of ITEX. Our board of directors is currently composed of four members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. Our bylaws provide that the authorized number of directors may be between three and nine, with the exact number to be determined by a majority of our board of directors or stockholders.

      The Board of Directors held ten meetings during fiscal 2004. No director attended fewer than 75% of the Board meetings and meetings of the committees on which they served during fiscal 2004. There were seven Audit Committee meetings during fiscal 2004 and three Compensation & Nominating Committee meetings, which were attended by all committee members. Directors are encouraged to attend the annual meetings of ITEX stockholders. All current directors attended the last annual meeting of stockholders. Below is a table that provides membership and meeting information for each of the Board committees:

                                                                  Compensation
         Name                                            Audit    & Nominating
         ----                                            -----    ------------
       -------------------------------------------------------------------------
         Mr. White                                        X
       -------------------------------------------------------------------------
         Mr. Wade                                         X*           X
       -------------------------------------------------------------------------
         Mr. Best                                                      X*
       -------------------------------------------------------------------------
         Total meetings in fiscal year 2004               7            3

         * Committee Chairperson

      Committees of the Board of Directors

      The standing committees of the Board of Directors of the Company are the Audit Committee and the Compensation and Nominating Committee. Our board of directors may establish other committees to facilitate the management of our business. Below is a description of each committee of the Board of Directors.

      Audit Committee. The Audit Committee assists our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk, and for compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements. The Audit Committee relies on the expertise and knowledge of management, any internal auditors, and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the ITEX Audit Committee Charter. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

      The Audit Committee consists of Messrs. White and Wade. Our Audit Committee Charter provides that if the Committee is composed of three (3) or more members, a majority of the members will meet the independence requirements of the NASD's listing standards. One of the two current members of the Audit Committee, Mr. Wade, is "independent" as defined by Rule 4200(a)(15) of the NASD's listing standards. Since his assumption of the role of Chief Executive Officer and interim Chief Financial Offficer of ITEX in June 2003, Mr. White has not been independent. Mr. White has made and will make certain certifications required under the Sarbanes-Oxley Act of 2002 and the related rules adopted by the SEC with respect to (i) our financial statements and other financial information included in periodic reports filed with the SEC, (ii) our disclosure controls and procedures regarding the disclosure to the certifying officers of material information relating to the Company, and (iii) our internal controls and whether there are any deficiencies in the design or operation of such internal controls. Mr. White has remained on the Audit Committee and meets with and makes reports to the Audit Committee with respect to the items which are the subject matter of his certifications and other matters. The Board believes that the valuable contributions Mr. White makes to the Audit Committee outweigh any concerns arising out of the fact that he does not satisfy the independence requirement of the NASD listing standards.

      Our Board believes each Audit Committee member has sufficient experience and knowledge in financial and auditing matters to effectively serve and carry out the duties and responsibilities of the Committee. In addition, the Board has determined that John Wade is an "audit committee financial expert" as defined by Securities and Exchange Commission rules.

      Compensation and Nominating Committee. The Compensation Committee reviews retirement and benefit plans and salaries and incentive compensation to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels. The Compensation Committee also administers our current equity incentive plan, including recommending the issuance of grants and options under the plan to our employees, consultants and directors and, in general, oversees general policy matters relating to our various compensation plans, including payroll, option, stock, medical and bonus plans.

      In its function as Nominating Committee, the Committee is responsible for identifying and recommending to the Board of Directors qualified nominees to become board members and considers stockholder recommendations for nominees to fill Board positions if such recommendations are received. The Nominating Committee also recommends to the Board of Directors regarding the size and composition of the Board as well as carrying out the duties set forth in the ITEX Nominating Committee Charter. Both members of the Compensation and Nominating Committee are independent as defined by Rule 4200(a)(15) of the NASD's listing standards.

      The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties. The Committee retains the right to modify these minimum qualifications from time to time.

      The Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the Committee first determines whether the nominee must or should be independent, which determination is based upon the Company's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The Committee uses its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through stockholders, search firms or other persons. The Committee then meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. There are no nominees for election to our Board this year other than directors standing for re-election.

      Stockholder nominees. The Nominating Committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by stockholders in submitting recommendations. The Committee does not intend to alter in the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Any such recommendations by stockholders should include the nominee's name and qualifications for board membership and (together with any materials provided in connection with the nomination of a director candidate) should be addressed to: Corporate Secretary, ITEX Corporation, 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006.

      In addition, to be timely the recommendation must be received by the Corporate Secretary within the time period prescribed for "Stockholder Proposals," which for the annual meeting next year is July 31, 2005. See "Information About the Meeting and Voting -- What is the deadline for submitting proposals for next year's annual meeting or to nominate individuals to serve as directors?" on page 4.

      Code of Ethics. We have adopted a Code of Ethics that applies to our executive officers, including financial officers and other finance organization employees. The Code of Ethics is available on our website at http://www.itex.com/corporate. Our Board did not grant any waivers of any ethics policies in fiscal 2004 to our directors or executive officers. The charters of the Audit Committee and Nominating Committee are also available at the same website address.

      Communications with the Board

      Individuals may communicate with the Board by submitting an e-mail to ITEX's Board at board@itex,com. All directors have access to this email address. Communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above.

      Compensation of Directors

      During fiscal 2004, we provided no cash compensation to any of our directors for serving on our board of directors or for attendance of meetings of committees of the board of directors. Directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with serving on the board of directors and committees of the board of directors. If elected at the upcoming annual meeting, Directors, whether or not compensated by a salary from the Company, will receive a grant of 40,000 shares. Directors also receive a cash bonus equal to the amount of the director's federal and state tax liability realized in connection with the grant of these shares. Directors are eligible to receive option grants and direct stock issuances under our current stock option plan. Other than the annual grant of 40,000 shares, no options or other stock grants were issued to the current Board during fiscal 2004 for serving on our board of directors.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of November 15, 2004 of the Company's common stock by (a) each person who is known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director of the Company, (c) each of the executive officers named in the Summary Compensation Table on this Proxy Statement, and
(d) all directors and executive officers of the Company as a group.

                                                     Shares (2)     Percent (3)
      Name and Address (1)                          Beneficially    of Voting
      Of Beneficial Owner                              Owned         Shares
      -------------------                              -----         ------

      Current Directors and Executive
      Officers:
    ----------------------------------------------------------------------------
      Steven White                                     957,120       5.1%
    ----------------------------------------------------------------------------
      Eric Best                                        145,000         *
    ----------------------------------------------------------------------------
      John Wade                                         80,000         *
    ----------------------------------------------------------------------------
      Alan Zimmelman                                   120,000         *
    ----------------------------------------------------------------------------
      All current directors and executive
      officers as a group (4 persons)                1,302,120       6.9%
    ----------------------------------------------------------------------------
      Other Beneficial Owners:
    ----------------------------------------------------------------------------
      Collins Christensen (4)                        1,909,130      10.1 %

      * Less than one percent.

(1) Except as noted below, the business address of the current directors and executive officers is 3625 132nd Ave SE, Suite 200, Bellevue, WA 98006.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable within 60 days of November 15, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Percentage of beneficial ownership is based upon 18,582,565 voting shares outstanding as of the Record Date.

(4) The address of Mr. Christensen is 4811 Chippendale Drive, Suite 803, Sacramento, CA 95841.

      Executive Compensation

      The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended July 31, 2004 and 2003 by our Chief Executive Officer and the other most highly compensated executive officers serving during any part of the fiscal year ended July 31, 2004.

                           Summary Compensation Table*

                                                      Annual Compensation                    Long-Term
                                           -----------------------------------------        Compensation
                                                                                            ------------
                                                                        Other Annual
                                                                          Compen-            Securities    All Other
                                            Salary                        sation ($)         Underlying    Compen-
 Name and Principal Position     Year         ($)          Bonus ($)    ------------         Options (#)   sation ($)
 ---------------------------     ----       ------         ---------                         -----------   ----------

----------------------------------------------------------------------------------------------------------------------
 Steven White, CEO,
 Interim CFO (1)                 2004      $ 126,175      $ 76,642(2)
----------------------------------------------------------------------------------------------------------------------
                                 2003      $  14,440      $  8,800(3)
----------------------------------------------------------------------------------------------------------------------
 Alan Zimmelman (4)              2004      $ 105,375      $  7,600(3)
----------------------------------------------------------------------------------------------------------------------
                                 2003      $  12,000      $  8,800(3)

----------

(*) Columns in the Summary Compensation Table that were not relevant to the compensation paid to the named executive officers were omitted.

(1)   Mr. White has served as CEO and Interim CFO since June 15, 2003.

(2) Represents the value of 300,000 shares of common stock awarded for executive services and 40,000 shares awarded for service on the board of directors measured at the closing price on the day of grant, which was $.155 and $.19, respectively. Also includes a payment of $22,542 to cover federal income tax liability realized in connection with the grant of the 300,000 shares.

(3) Represents the value of 40,000 shares of common stock awarded for service on the board of directors measured at the closing price on the day of grant, which was $.22 in 2003 and $.19 in 2004.

(4) Mr. Zimmerman served as Interim COO during a portion of the 2004 fiscal year.

Options Granted in Last Fiscal Year

      No options were granted to our executive officers or employees during the fiscal year ended July 31, 2004 or were outstanding at July 31, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      No stock options were exercised by our named executive officers during the fiscal year ended July 31, 2004 or were outstanding at July 31, 2004. No stock appreciation rights were exercised during fiscal 2004 or were outstanding at July 31, 2004.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

      The Company has no employment agreements with any employee or executive.

Equity Compensation Plan Information

      The following table gives information about equity awards under the Company's 2004 Equity Incentive Plan and individual equity arrangements as of July 31, 2004.

                                                 (a)                            (b)                             (c)
                                                                                                             Number of
                                                                                                        securities available
                                        Number of securities                                          for future issuance under
                                   to be issued upon exercise of      Weighted-average exercise       equity compensation plans
                                        outstanding options,             price of outstanding           [excluding securities
Plan category                           warrants and rights          options, warrants and rights      reflected in column (a)]
-------------                           -------------------          ----------------------------      ------------------------
Equity compensation plans
approved by security
holders                                     120,000(1)                           --                           1,325,000
                                            ----------
Equity compensation plans
not approved by security
holders                                        --                                --                               -

Total                                       120,000                              --                           1,325,000

 (1) These shares represent potential awards of common stock pursuant to compensation rights of director nominees for fiscal 2005. There were no other outstanding options, warrants or rights as of July 31, 2004.

      Certain Relationships and Related Transactions

      As of December 31, 2003, we carried a $300,000 short-term note payable to our CEO, who on October 2, 2003 loaned the Company funds to pay off a pre-existing $300,000 high-interest short-term note payable to an individual. The loan was used to pay off the note balance, which had accrued to $345,000, in exchange for a one-year secured promissory note with interest at 8%. The loan from Mr. White was paid in full by the Company during the second quarter of fiscal 2004,

      Lakemont Capital, Ltd. is an affiliate of Mr. Steven White. During the fiscal year ended July 31, 2003, the Company reimbursed $50,000 of Lakemont Capital expenses related to the election contest at the annual meeting of stockholders in February 2003. At July 31, 2003 Lakemont Capital was owed a balance of $19,793, which was paid during the first quarter of fiscal 2004.

      Under the terms of an amended settlement agreement dated as of June 2003, Collins Christensen, a significant stockholder and former executive of the Company, was paid $70,000 during fiscal 2004. The settlement agreement settled all claims, counterclaims and controversies between ITEX and Christensen, and included as consideration a total cash payment of $90,000 and the transfer to Christensen of ITEX's interest in certain undeveloped lots located in Canada. As part of the settlement agreement, all of Christensen's ITEX trade accounts were closed and his ITEX common stock options were cancelled.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

      We believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners; except that Steve White, John Wade, Eric Best and Alan Zimmelman each filed late one report on Form 4 relating to their annual director compensatory awards.

      Fees Paid to EKS&H (Audit and Non-Audit Fees)

      The following table presents fees for professional audit services rendered by Ehrhardt Keefe Steiner & Hottman PC ("EKS&H"), for the audit of our annual financial statements for the years ended July 31, 2004, and 2003, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal years ended July 31, 2004 and 2003, and fees billed for other services rendered by EKS&H during those periods.

   Year Ended July 31                          2004                      2003

--------------------------------------------------------------------------------
   Audit Fees
                                           $ 63,750                  $ 45,000
--------------------------------------------------------------------------------
   Audit Related Fees(1)                      8,300                     9,485
--------------------------------------------------------------------------------
   Tax Fees(2)                                3,900                    10,000
--------------------------------------------------------------------------------
   All Other Fees(3)
--------------------------------------------------------------------------------
   Total                                   $ 75,950                  $ 64,485

(1) Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of ITEX's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, additional revenue compliance procedures related to performance of the review or audit of our financial statements, and accounting consultations regarding the application of GAAP to proposed transactions.

(2) Tax Fees consist of the aggregate fees billed for professional services rendered by EKS&H for tax compliance, tax advice, and tax planning. These services include preparation of federal and state income tax returns in 2003.

(3) All Other Fees consist of services which would not impair the independence of the auditor which support our evaluation of the effectiveness of our internal controls and enhance the auditor's understanding of our system and controls not included in Audit Related Fees.

      All of the EKS&H fees in each of the categories enumerated above were approved in advance by the Audit Committee. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approves particular services on a case-by-case basis.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

      In addition, there will be an address by the CEO and a general discussion period during which stockholders will have an opportunity to ask questions about the business. If you granted a proxy, the persons named as proxy holders, Steven White and John Wade, will have the discretion to vote your shares on any additional matters not described herein which may properly come before the meeting, or any adjournment or postponement of the meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if any of our nominees is not available to serve as a director. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board. At the time this document went to press, ITEX knew of no other matters that might be presented for stockholder action at the ITEX fiscal 2004 annual meeting of Stockholders.

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Report of the Audit Committee

      The primary purpose of the Audit Committee is to oversee the financial reporting process for the Company on behalf of the Board of Directors. The Committee's function is more fully described in its charter, which the Board has adopted and which is publicly available. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

      In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

      The Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended July 31, 2004, with the Company's management. The Committee has discussed with Ehrhardt Keefe Steiner & Hottman PC, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

      The Committee has also received the written disclosures and the letter from Ehrhardt Keefe Steiner & Hottman PC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Ehrhardt Keefe Steiner & Hottman PC with that firm.

      Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2004, for filing with the Securities and Exchange Commission.

                                                      Submitted by:

                                                      John Wade (Chairman)
                                                      Steven White

Other Information

      Copies of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended July 31, 2004 will be provided to stockholders without charge upon request. Stockholders should direct any request to ITEX Corporation, 3625 132nd Ave. SE, Suite. 200, Bellevue, WA 98006, Attn: John Wade, Secretary. ITEX will also furnish any exhibit to the 2004 Form 10-KSB specifically requested.

                                              By Order of the Board of Directors

                                              John Wade
                                              Secretary

Bellevue, Washington

                                      PROXY
                                ITEX CORPORATION

                Annual Meeting of Stockholders, January 10, 2005
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned (see reverse side of this proxy) revokes all previous proxies, acknowledges receipt of the notice of the stockholders meeting to be held January 10, 2005 and the proxy statement, and appoints Steven White and John Wade, or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of ITEX Corporation that the undersigned is entitled to vote, either on his behalf or on behalf of an entity or entities, at the annual meeting of Stockholders of the Company to be held on January 10, 2005, to be held at the offices of the Company located at 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by this proxy are as of November 15, 2004, and shall be voted in the manner set forth below:

PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGN UP FOR ELECTRONIC ACCESS TO PROXY MATERIALS

For your convenience, ITEX provides stockholders with an opportunity to electronically access, view, and download the ITEX Annual Report and Proxy Statement on the ITEX Investor Relations Website at http://www.itex.com/investorinfo. If you sign up for electronic access, you will no longer receive paper copies of these documents. To sign up for Electronic Access, please mark the Electronic Access box on the reverse side.

                           (Continued on reverse side)

                                      PROXY
                                ITEX CORPORATION

The shares represented by this proxy may be voted on the items below by marking an "X" in the space provided for that purpose. Unless otherwise specified, this proxy when properly executed will be voted FOR Proposals 1, and will be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment or postponement thereof (See notes to this proxy on reverse side).

1. To elect three members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified;

Nominees:         01 - Steven White;   02 - John Wade;   03 - Eric Best;

            [ ]   FOR ALL NOMINEES              [ ]   WITHHELD FROM ALL NOMINEES

            [ ]   Withhold Authority to Vote for any Individual Nominee. Write
name or number(s) of nominees.

________________________________________________________________________________

2. To act upon any other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

                  [ ] FOR       [ ] AGAINST     [ ] ABSTAIN

                                 Electronic Access

                                 (I prefer to access the annual report
                                 and proxy statement electronically)         |_|

                                 I/We plan to attend the annual meeting      |_|

DATED _________________________, 200_

______________________________________________
SIGNATURE

Please sign your name exactly as it appears hereon. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.